EXHIBIT 99.2

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FINANCIAL GUARANTY INSURANCE COMPANY
==============================================================================

Unaudited Interim Financial Statements

June 30, 2002


Balance Sheets.................................................   1
Statements of Income...........................................   2
Statements of Cash Flows.......................................   3
Notes to Interim Financial Statements (Unaudited)..............   4





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Financial Guaranty Insurance Company                                                                             Balance Sheets
------------------------------------------------------------------------------------------------------------------------------------

($ in Thousands)
                                                                                     June 30,                   December 31,
                                                                                       2002                        2001
                                                                                   --------------              ------------
Assets                                                                             (Unaudited)
Fixed maturity securities, available-for-sale,
   at fair value (amortized cost of
   $2,292,430 in 2002 and $2,339,319 in 2001)                                         $2,329,926                $2,317,022
Preferred stock, available-for-sale, at fair value
   (cost of $30,598 in 2002 and 2001)                                                     30,110                    29,888
Short-term investments, at cost, which approximates fair value                           394,332                   255,271
Cash                                                                                       1,083                       281
Receivable for securities sold                                                           240,086                         -
Accrued investment income                                                                 30,930                    34,262
Reinsurance receivable                                                                     8,538                     9,640
Deferred policy acquisition costs                                                         71,654                    71,700
Property, plant and equipment net of
   accumulated depreciation of $8,254 in 2002 and $8,213 in 2001                             388                       428
Prepaid reinsurance premiums                                                             129,752                   130,298
Prepaid expenses and other assets                                                          9,551                     9,383
                                                                                   --------------              ------------
            Total assets                                                              $3,246,350                $2,858,173
                                                                                   ==============              ============

Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums                                                                       $652,025                $  612,791
Losses and loss adjustment expenses                                                       43,703                    48,855
Ceded reinsurance payable                                                                  4,576                     1,928
Accounts payable and accrued expenses                                                     19,834                    18,037
Payable for securities purchased                                                         188,507                    14,667
Current Federal income taxes payable                                                     103,696                    87,729
Deferred Federal income taxes payable                                                     86,419                    67,288
                                                                                   --------------              ------------

            Total liabilities                                                          1,098,760                   851,295
                                                                                     -----------               -----------

Stockholder's Equity:

Common stock, par value $1,500 per share at June 30,
  2002 and at December 31, 2001: 10,000 shares authorized,
  issued and outstanding                                                                  15,000                    15,000
Additional paid-in capital                                                               383,511                   383,511
Accumulated other comprehensive gain (loss), net of tax                                   18,838                   (14,932)
Retained earnings                                                                      1,730,241                 1,623,299
                                                                                   --------------              ------------

            Total stockholder's equity                                                 2,147,590                 2,006,878
                                                                                   --------------              ------------

            Total liabilities and stockholder's equity                                $3,246,350                $2,858,173
                                                                                   ==============              ============





                                  See accompanying notes to unaudited interim financial statements

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Financial Guaranty Insurance Company                                                                       Statements of Income
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($ in Thousands)
                                                              Three Months Ended June 30,           Six Months Ended June 30,
                                                                 2002            2001               2002                 2001
                                                             -----------      ----------          ---------          ----------
                                                                     (Unaudited)                          (Unaudited)

Revenues:

    Gross premiums written                                      $76,075         $35,329          $113,887               $60,287
    Ceded premiums written                                       (9,841)         (5,180)          (11,505)               (4,598)
                                                             -----------      ----------          ---------          ----------


    Net premiums written                                         66,234          30,149           102,382                55,689
    Increase in net unearned premiums                           (30,209)         (5,032)          (39,779)               (8,455)
                                                              ----------     -----------      -----------            ----------

    Net premiums earned                                          36,025          25,117            62,603                47,234
    Net investment income                                        29,317          31,552            58,179                63,393
    Net realized gains                                           22,802           1,097            30,432                28,123
    Other income                                                    440               -             4,927                     -
                                                             ----------       ---------        ----------            ----------

        Total revenues                                           88,584          57,766           156,141               138,750
                                                              ---------      ----------          --------              --------

Expenses:

    Losses and loss adjustment expenses                             890            (364)           (4,069)                  182
    Policy acquisition cost deferred                             (2,736)           (982)           (7,960)               (6,093)
    Amortization of deferred policy                               3,332           2,477             8,006                 5,776
      acquisition costs
    Other underwriting expenses                                   8,051           4,937            17,931                 8,700
                                                              ---------       ---------         ---------            ----------

        Total expenses                                            9,537           6,068            13,908                14,658
                                                              ---------       ---------         ---------             ---------

        Income before provision for Federal income taxes         79,047          51,698           142,233               124,092

    Provision for Federal income taxes                           19,942          10,141            35,291                27,313
                                                               ---------       --------         ---------             ---------

        Net income                                              $59,105         $41,557          $106,942               $96,779
                                                                =======         =======          ========             ========





                                  See accompanying notes to unaudited interim financial statements

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Financial Guaranty Insurance Company                                                                   Statements Of Cash Flows
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($ in Thousands)
                                                                                            Six Months Ended June 30,
                                                                                        2002                          2001
                                                                                   ----------------             --------------
                                                                                                  (Unaudited)
Operating activities:

Net income                                                                             $106,942                     $96,779
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred income taxes                                                     409                       1,971
    Amortization of fixed maturity securities                                             4,802                       4,460
    Policy acquisition costs deferred                                                    (7,960)                     (6,094)
    Amortization of deferred policy acquisition costs                                     8,006                       5,776
    Depreciation of fixed assets                                                             40                         117
    Change in reinsurance receivable                                                      1,102                           -
    Change in prepaid reinsurance premiums                                                  546                       7,328
    Change in accrued investment income, prepaid
       expenses and other assets                                                          3,164                       3,462
    Change in unearned premiums                                                          39,234                       1,127
    Change in losses and loss adjustment expense reserves                                (5,152)                        (68)
    Change in ceded reinsurance payable and accounts payable and
       accrued expenses                                                                   4,445                      (8,154)
    Change in current Federal income taxes payable                                       15,967                     (27,861)
    Net realized gains on investments                                                   (30,432)                    (28,123)
                                                                                ----------------             --------------

Net cash provided by operating activities                                               141,113                       50,720
                                                                                ----------------             --------------

Investing activities:

Sales or maturities of fixed maturity securities                                      1,071,251                     733,506
Purchases of fixed maturity securities                                               (1,006,255)                   (884,706)
Net change in receivable for securities sold and
      payable for securities purchased                                                  (66,246)                      9,855
Net sales (purchases) of short-term investments                                        (139,061)                     90,892
                                                                                ----------------             --------------

Net cash used in investing activities                                                  (140,311)                    (50,453)
                                                                                ----------------             --------------

Increase in cash                                                                            802                         267
Cash at beginning of period                                                                 281                         991
                                                                                ----------------             --------------

Cash at end of period                                                            $        1,083               $       1,258
                                                                                ================             ==============


                                  See accompanying notes to unaudited interim financial statements

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Financial Guaranty Insurance Company            Notes to Financial Statements
-----------------------------------------------------------------------------
June 30, 2002 and 2001
 (Unaudited)

              (1) Basis of Presentation
                  ---------------------

                  The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the six months and three months ended June 30, 2002 and 2001, (b) the financial position at June 30, 2002 and December 31, 2001, and (c) cash flows for the six months ended June 30, 2002 and 2001.

                  These interim financial statements should be read in conjunction with the financial statements and related notes included in the 2001 audited financial statements.

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              (2) Statutory Accounting Practices
                  ------------------------------

                  The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices
                  "prescribed or permitted" by the state insurance regulatory authorities. The Company's statutory basis financial
                  statements are prepared on the basis of accounting
                  prescribed or permitted by the State of New York. A
                  reconciliation of the Company's net income for the six
                  months ended June 30, 2002 and 2001, and stockholder's
                  equity as of June 30, 2002 and 2001 on a GAAP basis to the corresponding amounts on a statutory basis is as follows:
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                                                                         Six Months Ended June 30,
                                         --------------------------------------------------------------------------
                                                               2002                                         2001
                                         --------------------------------------------------------------------------

                                                    Net           Stockholder's             Net      Stockholder's
                                                 Income                Equity            Income            Equity
                                           ---------------       -------------      -------------    -------------
  GAAP basis amount                              $106,942          $2,147,590            $96,779        $2,124,532
  Premium revenue recognition                         695            (210,772)            (4,773)        (209,747)
  Deferral of acquisition costs                        47             (71,653)              (318)         (68,748)
  Contingency reserve                                   -            (969,286)                 -         (844,756)
  Contingency reserve tax deduction                (5,000)             23,700                  -           28,700
  Non-admitted assets                                   -                (412)                 -             (508)
  Case-basis loss reserves                            223                (372)               675              477
  Deferral of income taxes                            409              73,401              1,971           74,773
  Unrealized gains on fixed
     maturity securities, net of tax                    -             (23,022)                 -          (21,000)
  Recognition of profit commission                   (888)             (9,108)            (1,258)          (8,657)
  Unauthorized reinsurance                              -                 (16)                 -              (25)
  Allocation of tax benefits due to
     Parent's net operating loss to the
     Company                                            -              11,385                  -           11,385
  Contingency reserve tax deduction                     -              95,008                  -           95,008
                                           ---------------       -------------      -------------    -------------
  Statutory basis amount                         $102,428          $1,066,493            $93,076       $1,181,434
                                           ===============       =============      =============    =============

                                  See accompanying notes to unaudited interim financial statements

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Financial Guaranty Insurance Company            Notes to Financial Statements
-----------------------------------------------------------------------------
June 30, 2002 and 2001
(Unaudited)


              (3) Dividends
                  ---------

                  Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

                  o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $72.5 million in 2001.

                  o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

                  The Company did not declare dividends during the first six months of 2002 and 2001. An extraordinary dividend of $200 million (approved by the State of New York Insurance Department) was paid during the third quarter of 2001. Accordingly, none of the Company's surplus is available for dividends during 2002 without approval by the State of New York Insurance Department.

              (4) Income Taxes
                  ------------

                  The Company's effective Federal corporate tax rate (24.8% and 22.0% for the six months ended June 30, 2002 and 2001 and 25.2% and 19.6% for the three months ended June 30, 2002 and 2001) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.


              (5) Reinsurance
                  -----------
                  Net premiums earned are shown net of ceded premiums earned of $12.1 million and $11.9 million for the six months ended June 30, 2002 and 2001 and $6.7 million and $5.3 million for the three months ended June 30, 2002 and 2001.


              (6) Comprehensive Income
                  --------------------

                  Comprehensive income encompasses all changes in stockholder's equity (except those arising from transactions with the stockholder) and includes net income, net unrealized capital gains or losses on available-for-sale securities, net of taxes, and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:










       See accompanying notes to unaudited interim financial statements

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Financial Guaranty Insurance Company                                                              Notes to Financial Statements
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June 30, 2002 and 2001
(Unaudited)




                                                                       Three Months                       Six Months
                                                                      Ended June 30,                    Ended June 30,
                                                                      ---------------                   --------------
                                                                  2002             2001           2002                2001
                                                                  ----             ----           ----                ----

Net income                                                      $59,105          $41,557         $106,942              $96,779
Other comprehensive income:
    Change in unrealized investment gains
     (losses), net of tax expense (benefit) of
    $22,572 and $20,412 for the three
    and six months ended June 30, 2002
    and ($2,788) and ($568) for the three
    and six months ended June 30, 2001.                          41,919           (5,177)          37,907               (1,055)
    Change in foreign exchange losses,
    net of tax benefit of ($1,651) and
    ($2,228) for the three and six months ended June 30,
    2002 and ($498) and ($460) for the three and six months
    ended June 30, 2001
                                                                 (3,067)            (924)          (4,137)                (854)
                                                              ----------        --------       ----------             --------
Comprehensive income                                            $97,957          $35,456         $140,712              $94,870
                                                              ==========        ========       ==========             ========

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       See accompanying notes to unaudited interim financial statements

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